Other current receivables	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Other current receivables
15	Other current receivables

Other current receivables are analysed as follows:

	31/12/18	31/12/17	01/01/17
VAT	4,217	4,987	2,876
Receivable from National Institute for Social Security	1,533	1,048	8,701
Other	3,757	6,875	6,660

Total	9,507	12,910	18,237

The “VAT” receivables include value added taxes and related interest reimbursable to the various companies of the Group. While currently due as of the balance sheet date, the collection of the VAT receivable may extend over a maximum period of up to two years.

The “receivable from National Institute for Social Security” represents the amount anticipated by the Company on behalf the governmental institute related to salaries for those employees subject to temporary work force reduction.

The “Other” caption primarily includes certain receivables related to green incentives for photovoltaic investment.